Chase Vista Money Market Funds

                       Supplement Dated September 19, 2000
                              Institutional Shares
                       Prospectus Dated December 29, 1999


The following paragraph replaces the third paragraph on page 32 in the Fund's Investment Adviser section.

Chase Fleming Asset Management (USA) Inc. (CFAM (USA)) is the sub-adviser to all the Funds except the Tax Free Fund and Cash Management Fund. It makes the day to day investment decisions for those Funds. Chase pays CFAM (USA) a sub-advisory fee for its services. CFAM (USA) is a wholly owned subsidiary of Chase. CFAM (USA) provides discretionary investment services to institutional clients and is located at 1211 Avenue of the Americas, New York, NY 10036.